Net Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share
NOTE 14 – NET LOSS PER SHARE
The Company computes basic loss per share using net loss attributable to Common Stockholders and the weighted-average number of Common Stock shares outstanding during each period. Diluted earnings per share include shares issuable upon exercise of outstanding stock options and stock-based awards where the conversion of such instruments would be dilutive. The Company’s potentially dilutive securities, which include stock options, unvested restricted stock awards/units, convertible notes, redeemable convertible preferred stock and warrants to purchase shares of redeemable convertible preferred stock, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted average number of common shares outstanding used to calculate both basic and diluted net loss per share attributable to the Company’s stockholders’ is the same.

Presented in the table below is a reconciliation of the numerator and denominator for the basic and diluted earnings calculations for the years ended December 31, 2021 and 2020 is as follows:

	December 31, 2021	December 31, 2020
Income (loss) available to Common Stockholders per share:
Net loss	$(67,883,898)	$(21,671,394)
Weighted average common shares outstanding:
Basic and Diluted	4,139,275	2,950,556
Net loss per share – Basic and Diluted	$(16.40)	$(7.34)

The computation of diluted net loss per share excluded 23,081,483 and 17,205,650 shares in 2021 and 2020, respectively, because their inclusion would have had an anti-dilutive effect on net loss per share